LONG-TERM LOANS	12 Months Ended
Dec. 31, 2024
LONG-TERM LOANS
LONG-TERM LOANS

8.LONG-TERM LOANS

In June 2022, Shanghai Qifu Changfeng Technology, Co., Ltd. (“Qifu Changfeng”), one of the Group’s subsidiary, signed a mortgage loan agreement of RMB1 billion with tenure of 25 years. The interest rate is based on prevailing market price quote for loans with tenure of more than five years at the time of drawdown minus 136bps (“basepoints”). The loan is guaranteed by the land use rights owned by Qifu Changfeng and is for the specific use of construction of the regional headquarters and the affiliated industrial park. The mortgage loan agreement requires Qifu Changfeng’s registered capital to be paid in the same proportion of the total facility used. In September 2022, the registered capital was fully paid. As of December 31, 2023 and 2024, the outstanding balance of the mortgage loan was RMB90,620 and RMB247,462, which is included in other long-term liabilities.